[LOGO]  Phoenix Life Insurance Company               Multi Life Application
        PO Box 8027, Boston MA 02266-8027                for Life Insurance
        For Overnight Delivery                                       Part I
        30 Dan Road, Suite 8027, Canton MA
        02021-2809

Section I - First Proposed Insured Information (If Owners are Proposed Insureds, first Proposed Insured will be Primary Owner)

Name (First, Middle, Last)                                              Sex                Date of Birth (mm/dd/yyyy)
                                                                        [_] M [_] F

Birth State            Birth Country                      U.S. Citizen  Earned Income      Net Worth               Other Income
                                                          [_] Y  [_] N  $                  $                       $

Social Security Number          Driver's License Number   State         Marital Status
                                                                        [_] Single [_] Married [_] Widowed [_] Divorced

Residence Street Address                City                            State    ZIP Code  Home Telephone #
(include Apt #)                                                                            (  )

Email Address

Current Employer                        Years of Service  Current Occupation

Employer Street Address                 City                            State    ZIP Code  Employer's Telephone #
                                                                                           (  )

Have you used tobacco or nicotine products in any form in the last 10 years? [_] Yes [_] No

a. If "Yes", check the product(s) used: [_] Cigarettes [_] Cigars, Pipes, Snuff, Smokeless or Chewing Tobacco, [_] Nicotine Patch, Gum, Lozenge or Other ____________________________________________________________________

b. If "Yes", check where appropriate: [_] Use Currently [_] Date Quit (mm/yyyy)
   ______________

Section II - Second Proposed Insured Information

Name (First, Middle, Last)                                              Sex                Date of Birth (mm/dd/yyyy)
                                                                        [_] M [_] F

Birth State            Birth Country                      U.S. Citizen  Earned Income      Net Worth               Other Income

                                                          [_] Y  [_] N  $                  $                       $

Social Security Number          Driver's License Number          State  Marital Status

                                                                        [_] Single [_] Married [_] Widowed [_] Divorced

Residence Street Address                City                            State    ZIP Code  Home Telephone #
(include Apt #)                                                                            (  )

Email Address

Current Employer                        Years of Service  Current Occupation

Employer Street Address                 City                            State    ZIP Code  Employer's Telephone #
                                                                                           (  )

Have you used tobacco or nicotine products in any form in the last 10 years?
[_] Yes   [_] No

a. If "Yes", check the product(s) used: [_] Cigarettes [_] Cigars, Pipes, Snuff, Smokeless or Chewing Tobacco, [_] Nicotine Patch, Gum, Lozenge or Other ___________________________________________________________________

b. If "Yes", check where appropriate: [_] Use Currently [_] Date Quit (mm/yyyy)
   ______________

OL4312NY                              1 of 8                              5-08

Section III - Ownership (If Proposed Insureds are Owners, continue on to
Section IV. If not, please indicate type of ownership, primary owner's address, tax ID to be used for tax reporting purposes and ultimate owner.)

[_] A. Successive Owners  [_] B. Owners Jointly

Primary Owner's Name      Social Security No./Tax ID  Date of Birth (mm/dd/yyyy)  Relationship to Proposed Insured(s)

Secondary Owner's Name    Social Security No./Tax ID  Date of Birth (mm/dd/yyyy)  Relationship to Proposed Insured(s)

[_]C. Trust (Indicate name of Trust and Tax ID to be used for tax reporting purposes.) (Must complete Certification of
   Trust Agreement)

Name(s) of Trust(s)       Trust Tax ID                State Where Trust Established                   Trust Date

Name(s) of Trustee(s)

[_]D. Partnership (List all partners, indicate primary and Tax ID to be used for tax reporting purposes. If there is a general partner, complete Partnership Authorization form.)

Name of Partnership                                                                                   Tax ID

Name(s) of All Partner(s) (First, Middle, Last)

[_]E. Corporation (Please indicate name of Corporation and Tax ID for tax reporting purposes.)

Name of Corporation

Authorized Officer's Name         Title of Authorized Officer                     State Incorporated  Corporation Tax ID

[_] F. Other

Primary Owner's Address

Street Address                    City                                              State               ZIP Code

Ultimate Owner: (Check one. If none, checked, the Estate of the Surviving Owner will be Ultimate Owner.)

[_] Insureds    [_] Estate of Owner

Section IV - Beneficiary Designation

Unless otherwise specified, payments will be shared equally by all surviving primary beneficiaries, or if none, by all surviving contingent beneficiaries. Only the Owner(s) has the right to change the beneficiary(ies) unless otherwise stated.

Primary Beneficiary                                                                   % Share
-------------------                                                                   -------

[_] Surviving Insured(s) (Joint Edge VUL only)

   [_] Owner(s)

[_] Trust under insured's will

   [_] Trust         Name of Trust __________________________________________________

                     Name of Trustee ________________________________________________

                     Date of Trust __________________________________________________

   [_] Other         Name  Date of Birth        Social Security  Relationship to
                                                No./Tax ID       Proposed Insured(s)
                                                (if available)


Contingent Beneficiary                                                                %
                                                                                      Share

   Name                    Date of Birth/Trust  Social Security  Relationship to
                                                No./Tax ID       Proposed Insured(s)
                                                (if available)


OL4312NY                              2 of 8                              5-08

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Section V - Plans of Insurance (complete one section only)


[_]  1. Phoenix Joint Edge VUL                                     Face Amount

Riders                                                             $ ______________

[_] Survivor Purchase Option Rider

[_] Alternate Surrender Value Rider                                Death Benefit Option: (check one) if none checked, Option A
     Benefit Period (1-7yrs) _______                               will apply

                                                                     [_]  Option A Level

[_] Disability Benefit Rider (Disability Waiver of a                 [_]  Option B Increasing
    Specified Amount)
    $ _______________                                                [_]  Option C Return of Premium

     [_]  First Proposed Insured

     [_]  Second Proposed Insured

[_] Level Term Protection Rider (Individual Level Term
    Rider)

     [_]  First Proposed Insured $__________

     [_]  Second Proposed Insured $ __________

[_]  Other ______________________

[_]  2. Phoenix Survivorship UL with Guarantee                     Face Amount

Riders                                                             $ __________

[_] Disability Benefit Rider (Disability Waiver of a               [_]  Conditional Exchange Option Rider
    Specified Amount)

    $ ___________                                                  [_]  Other ___________

     [_]  First Proposed Insured                                   [_]  Other ___________

     [_]  Second Proposed Insured

[_]  3. Phoenix Estate Legacy IV                                   Face Amount

Riders                                                             $ ________

[_] Alternate Surrender Value Rider                                [_]  Estate Term Rider (not available if Supplemental
                                                                        Coverage is elected.)

    Benefit Period (1-7yrs) ________                                   $ _________

[_] Supplemental Coverage Rider                                         Annual Rider Increase Options (available only if Death
    Face Amount $ __________                                            Benefit Option A is elected.)

[_]  4 Year Survivorship Term Rider                                           [_] Percentage Increase ____________%

[_]  Conditional Exchange Option Rider                                        [_] Fixed Dollar Increase $___________

[_]  Other ___________________                                                [_] Increase Equal to Premiums Paid

                                                                   Death Benefit Option: (check one) if none checked, Option A will apply

                                                                     [_]  Option A Level

                                                                     [_]  Option B Increasing

Life Insurance Qualification Test (check one) if none checked, Guideline Premium will apply

[_]  Guideline Premium Test       [_]  Cash Value Accumulation Test

[_]  4. Phoenix Edge SVUL                                          Face Amount

Riders                                                             $ ___________

[_] 4 Year Survivorship Term Rider

[_] Age 100+ Rider                                                 [_]  Estate Term Rider

[_] Conditional Exchange Option Rider                                  $____________________

[_] Survivor Premium Protection                                         Annual Rider Increase Options (available only if Death
    Rider $ ________________                                            Benefit Option A is elected.)

                                No.Yrs____________________

     [_]  First Proposed Insured                                          [_]  Percentage Increase ____________%

     [_]  Second Proposed Insured                                         [_]  Fixed Dollar Increase $_____________

[_] Disability Benefit Rider (Disability Waiver of a                      [_] Increase Equal to Premiums Paid
    Specified Amount)

                                                                   Death Benefit Option: (check one) if none checked, Option A
     $ ___________________                                         will apply

     [_]  First Proposed Insured                                     [_] Option A Level

     [_]  Second Proposed Insured                                    [_]  Option B Increasing

                                                                   Policy Charge Option (check one) If none checked, Policy
[_]  Guaranteed Death Benefit Rider                                Option A will apply

       (available only if Death Benefit Option A is
       elected.)                                                     [_]  Policy Option A

     [_]  20 Year Guaranteed                                         [_]  Policy Option B

     [_]  Guaranteed to Age 100                                      [_]  Policy Option C

OL4312NY                              3 of 8                              5-08

[_] 5. Estate Edge                       Face Amount

Riders                                   $ ____________

[_] 4 Year Survivorship Term Rider

[_] Conditional Exchange Option Rider    Death Benefit Option: (check one)
                                         if none checked, Option A will apply

[_] Estate Term Rider $_____________       [_] Option A Level

  Annual Rider Increase Options            [_] Option B Increasing

     [_] Percentage Increase __________%

     [_] Fixed Dollar Increase $________

     [_] Increase Equal to Premiums Paid

[_] Other ___________________

Section VI

Special Requests

Section VII - Temporary Money Market Allocation

For Variable Life Policies Only

In the state of New York, if you are replacing your policy and prefer to temporarily allocate your premiums to the Money Market investment options until the end of the Right to Return This Policy period, as stated in the policy, please check this box. [_]

Section VIII - Suitability

This section applies ONLY to variable life insurance products

Do you understand that the Death Benefit may be variable or fixed under certain conditions and the Death Benefit and Cash Values under any Variable Policy may increase or decrease in amount or duration or even be exhausted to zero based on the investment experience of the underlying investment options?
 [_] Yes  [_] No

Do you believe that the variable life policy you are purchasing is suitable to meet your financial objectives? [_] Yes [_] No

My signature in the Signature section of this application acknowledges that
(a) I understand that a variable life insurance policy is not an appropriate investment vehicle for a short term trading strategy or short term savings and
(b) I confirm that I have received the prospectus for the variable life policy I am purchasing.

Illustrations of benefits including death benefits, policy values and surrender values are available on request.

Section IX - Premium Payment

[_]  Annual  [_]  Semi-Annual  [_]  Quarterly  [_] Phoenix Check-O-Matic
                                                   Service (PCS) Minimum
                                                   Monthly Payment - $25.00

Send additional premium notices to:

Name (First, Middle, Last) ____________________________________________________

Street Address ________________________________________________________________

City __________ State _______ ZIP Code ______ Relationship to Owner(s) _________

OL4312NY                              4 of 8                              5-08

Section X - Existing Life Insurance

First Proposed Insured                                                         Second Proposed Insured
----------------------                                                         -----------------------
      Yes  No                                                                           Yes   No
      [_]  [_]          1.  Are there any life insurance policies or annuity            [_]  [_]
                            contracts, owned by, or on the life of, the
                            applicant(s) or the insured(s) or the owner(s) or
                            the annuitant?

      [_]  [_]          2.  With this policy, do you plan to replace (in                [_]  [_]
                            whole or in part) now or in the future any
                            existing life insurance or annuity contract in
                            force with this policy?

      [_]  [_]          3.  Do you plan to utilize values from any existing             [_]  [_]
                            life insurance policy or annuity contract
                            (through loans, surrenders or otherwise) to pay
                            any initial or subsequent premium(s) for this
                            policy?

First Proposed Insured - For all "Yes" answers above, please provide the following information. If no coverage in force, check here [_]

                    Issue Date                                       Replacing
Company             (mm/yyyy)           Plan        Amount Pers/Bus    Y    N
------------------  ----------          ----        ------ --------  ---------
                                                      $     [_]  [_]   [_]  [_]

                                                      $     [_]  [_]   [_]  [_]

                                                      $     [_]  [_]   [_]  [_]

                    Total Life Insurance in force     $

Second Proposed Insured - For all "Yes" answers above, please provide the following information. If no coverage in force, check here [_]
                    Issue Date                                       Replacing
Company             (mm/yyyy)           Plan        Amount Pers/Bus    Y    N
------------------  ----------          ----        ------ --------  ---------
                                                      $     [_]  [_]   [_]  [_]

                                                      $     [_]  [_]   [_]  [_]

                                                      $     [_]  [_]   [_]  [_]

                    Total Life Insurance in force     $

Section XI - Proposed Insureds Medical Transfer Statement (Complete when submitting medical examination(s) of another insurance company.)

I request that the Company review and consider the exam conducted by the insurance company listed below in evaluating my application. I authorize the Company to receive and review such application(s), and authorize my producer, broker or other insurance company to provide such application to the Company.

First Proposed Insured                         Second Proposed Insured
---------------------------------------------  ---------------------------------------------
1. Name of the insurance company for which     1. Name of the insurance company for which
examination(s) was made                        examination(s) was made

2. Date of examination (mm/dd/yyyy)            2. Date of examination (mm/dd/yyyy)

3. To the best of your knowledge and belief,   3. To the best of your knowledge and belief,
are the statements in the examination true,    are the statements in the examination true,
accurate and complete as of today?             accurate and complete as of today?
[_] Yes  [_] No If "No", please explain.       [_] Yes  [_] No If "No", please explain.

4. Have you consulted a licensed physician or  4. Have you consulted a licensed physician or
other health care provider since the above     other health care provider since the above
examination? (If "Yes", complete               examination? (If "Yes", complete
Section XIII.)                                 Section XIII.)
[_] Yes  [_] No                                [_] Yes  [_] No

OL4312NY                              5 of 8                              5-08

Section XII - Proposed Insureds Medical History (Not necessary to complete if medical or paramedical exam has been ordered.)

First Proposed Insured                             Second Proposed Insured
------------------------------------------------   ----------------------------------------------------------
Current Height                Current Weight       Current Height                     Current Weight

Has your weight changed by 10 pounds or more in    Has your weight changed by 10 pounds or more in the past 2
the past 2 years?                                  years?
If "yes", how much ____ pounds [_] Gain [_] Loss   If "yes", how much ____ pounds [_] Gain [_] Loss
                                      If alive,                                                 If alive,
                                       indicate                                                  indicate
                                        health                                                    health
                                     problems or                                               problems or
                                     if deceased,                                              if deceased,
                                       indicate                                                  indicate
                      Age if  Age at   cause of                              Age if   Age at     cause of
Family History:       Alive   Death     death:     Family History:           Alive    Death       death:
---------------       ------  ------ ------------  ------------------------- ------   ------   ------------

Father  [_] Alive                                  Father    [_] Alive

        [_] Deceased                                         [_] Deceased

Mother  [_] Alive                                  Mother    [_] Alive

        [_] Deceased                                         [_] Deceased

Personal Physician: Please provide the  Personal Physician: Please provide the
name and address of your personal       name and address of your personal
physician or health care provider,      physician or health care provider,
date of most recent visit, reason for   date of most recent visit, reason for
visit, and results of treatment (if     visit, and results of treatment (if
any):                                   any):

Has anyone in your immediate family     Has anyone in your immediate family
developed any hereditary condition,     developed any hereditary condition,
cancer, or heart disease before age 60? cancer, or heart disease before age 60?
[_] Yes (please provide details below)  [_] Yes (please provide details below)
[_] No                                  [_] No

                         (Use Application Part II Addendum for all "Yes"
                             answers below. Include question number,
                         diagnosis, date of occurrence, current status,
                            hospital or treating physician's name and
First Proposed Insured                      address.)                      Second Proposed Insured
----------------------   -----------------------------------------------   -----------------------
                        To the best of your knowledge and belief, have
                        you ever had, or been told by a licensed medical
                        professional, licensed phsician or other health
                        care provider that you have:

   [_] Yes [_] No       1.  High blood pressure or hypertension?               [_] Yes [_] No

   [_] Yes [_] No       2.  Pain, pressure, or discomfort in the chest,        [_] Yes [_] No
                            angina pectoris, palpitations, swelling of
                            the ankles, or undue shortness of breath?


   [_] Yes [_] No       3.  Heart disease, coronary artery disease,            [_] Yes [_] No
                            cardiomyopathy, heart failure, atrial
                            fibrillation, heart rhythm abnormality, heart
                            murmur, congenital heart disease or valvular
                            heart disease?

   [_] Yes [_] No       4.  Peripheral vascular disease, claudication,         [_] Yes [_] No
                            narrowing or blockage of arteries or veins?


   [_] Yes [_] No       5.  Asthma, pulmonary fibrosis, chronic cough,         [_] Yes [_] No
                            emphysema, pneumonia, or any other lung
                            disease?

   [_] Yes [_] No       6.  Neurologic disease, seizures, fainting,            [_] Yes [_] No
                            falls, concussion, stroke, transient ischemic
                            attack (TIA), tremor, neuropathy, weakness,
                            paralysis, Parkinson's disease, memory loss,
                            dementia, or any other disease of the brain
                            or nervous system?


   [_] Yes [_] No       7.  Depression, bipolar disorder, schizophrenia,       [_] Yes [_] No
                            anxiety, or other psychiatric illness?


   [_] Yes [_] No       8.  Arthritis, lupus, or any musculoskeletal or        [_] Yes [_] No
                            skin disorder?

   [_] Yes [_] No       9.  Ulcers, abdominal pain, colitis, Crohn's           [_] Yes [_] No
                            disease, gall bladder disease, liver disease,
                            hepatitis, jaundice, pancreatitis, or any
                            other disease of the gastrointestinal system?


   [_] Yes [_] No       10. Diabetes, kidney disease, kidney stones,           [_] Yes [_] No
                            bladder disorder, prostate disorder, protein
                            or blood in the urine?

   [_] Yes [_] No       11. Endocrine disorder, including disorder of the      [_] Yes [_] No
                            thyroid, parathyroid, adrenal, or pituitary
                            glands?

   [_] Yes [_] No       12. Anemia, bleeding or clotting disorder, or any      [_] Yes [_] No
                            other disorder of the blood (excluding Human
                            Immunodeficiency Virus) or bone marrow?


   [_] Yes [_] No       13. Cancer of any type, tumor (benign or               [_] Yes [_] No
                            malignant), leukemia, lymphoma, or Hodgkin's
                            disease?

   [_] Yes [_] No       14. Are you taking any kind of medicine, therapy,      [_] Yes [_] No
                            or treatment regularly or at frequent
                            intervals?

   [_] Yes [_] No       15. Have you ever been treated for alcoholism or       [_] Yes [_] No
                            been advised to limit or stop your use of
                            alcohol?

   [_] Yes [_] No       16. Have you ever used narcotics, barbiturates,        [_] Yes [_] No
                            amphetamines, hallucinogens, or any
                            prescription drug except in accordance with a
                            physician's instructions?


   [_] Yes [_] No       17. Have you ever been a patient in any hospital,      [_] Yes [_] No
                            treatment center, or similar facility within
                            the last 10 years?

   [_] Yes [_] No       18. Have you had, or been advised to have, any         [_] Yes [_] No
                            surgery, X-rays, electrocardiograms, blood
                            studies (excluding Human Immunodeficiency
                            Virus or Acquired Immune Deficiency Syndrome
                            test), or other tests within the last 5 years?



   [_] Yes [_] No       19. Other than above, have you had any other           [_] Yes [_] No
                            physical or psychological disorder or been
                            treated by a physician or other health care
                            provider for any reason within the past 5
                            years?

   [_] Yes [_] No       20. Have you ever been diagnosed or treated by a       [_] Yes [_] No
                            member of the medical profession for
                            specified symptoms such as; immune
                            deficiency, anemia, recurrent fever, fatigue
                            or unexplained weight loss, malaise, loss of
                            appetite, diarrhea, fever of unknown origin,
                            severe night sweats, unexplained or unusual
                            infections of skin lesions, unexplained
                            swelling of the lymph glands, Kaposi's
                            Sarcoma or Pneumocystis, Carinii Pneumonia?



The Company reserves the right to require additional medical information, medical examination or testing to complete the underwriting process.

OL4312NY                              6 of 8                               5-08

Section XIII - Additional Information (Give full details for all "Yes" answers below. If additional space is needed, Use Application Addendum Part II.)

First Proposed Insured                                 Second Proposed Insured

 [_] Yes [_] No 1.   Have you ever applied for life, accident, disability or health insurance          [_] Yes [_] No
                     and been declined, postponed, or been offered a policy differing in plan, amount or premium rate from the applied for? (If "Yes," give date, company and reason.)
                     Date (mm/dd/yyyy):                           Company:                  Reason:

 [_] Yes [_] No 2.   Do you intend to travel or reside outside of the United States or Canada?         [_] Yes [_] No
                     (If "Yes," state where, how long and purpose.)
                     Location City, Country:                      Purpose:       How Long: (Specify
                                                                              weeks, months, years)

 [_] Yes [_] No  3.  Are you negotiating for other insurance? (If "Yes," name companies and            [_] Yes [_] No
                     total amount to be placed in force.)
                     Company(ies):                                Total Amount to be placed in force:

 [_] Yes [_] No  4.  Have you flown during the past 3 years as a pilot, student pilot or crew          [_] Yes [_] No
                     member or do you plan to do so? (If "Yes," complete Aviation
                     Questionnaire.)

 [_] Yes [_] No  5.  Have you participated in the past 3 years or plan to engage in any extreme        [_] Yes [_] No
                     sport activities such as motorized vehicle racing, parachute jumping, underwater diving, or any other extreme avocation? (If "Yes," complete
                     Avocation Questionnaire.)

 [_] Yes [_] No  6.  Have you ever been convicted of a felony? (If "Yes," give details.)               [_] Yes [_] No
                     Details:

 [_] Yes [_] No  7.  Have you ever been convicted of driving under the influence of alcohol or         [_] Yes [_] No
                     drugs, or had your driver's license suspended or revoked, or had greater than 2 moving violations in the past 3 years? (If "Yes," give details.)
                     Details:

The following questions must be completed if either Proposed Insured is age 65 or older, and the Face Amount of the policy is $2,000,000 or more

 [_] Yes [_] No 8.   Will any of the first year or subsequent premiums for the policy be               [_] Yes [_] No
                     borrowed by the proposed owner(s) or proposed insureds or by any other individual, trust, partnership, corporation or similar or related entity?
                     If "Yes," provide the name of the Premium Financing Program
                     ____________________
                     If "No," identify the source of funding for the premiums. (check all that apply).
                     [_] Current Income [_] Cash and Equivalents [_] Marketable Securities
                     [_] Non-Readily Marketable Securities: [_] Retirement Accounts  [_] Other
                     Assets (explain): ______________________________

 [_] Yes [_] No 9.   Does the owner(s) have an agreement that now or in the future, premiums           [_] Yes [_] No
                     will be funded by an individual and/or entity other than the proposed insureds? (If "Yes", give details.)
                     Details:

 [_] Yes [_] No 10.  Is the policy being purchased in connection with any formal or informal           [_] Yes [_] No
                     program under which the proposed owner(s) or proposed insureds have been advised of the opportunity to transfer the policy to a third party within five years of its issuance? (If "Yes," give details.)
                     Details:

 [_] Yes [_] No 11.  Does the proposed insureds or proposed owner(s) have any understanding or         [_] Yes [_] No
                     agreement providing for a party, other than the owner(s), to obtain any legal or equitable right, title or interest in the policy or entity owning the policy?
                     (If "Yes," give details.)
                     Details:

 [_] Yes [_] No 12.  Has any entity, including, for example, any life expectancy valuation             [_] Yes [_] No
                     company or premium financing company, conducted a life expectancy evaluation of the insureds within the past two years or have you entered into an agreement to have a life expectancy evaluation performed? If yes, identify the entity or entities (including a contact name and telephone number) that provided the life expectancy valuations.

 [_] Yes [_] No 13.  Has either the proposed insureds or the proposed owner(s), in the past            [_] Yes [_] No
                     five years, sold a policy to a life settlement, viatical, or other secondary market provider? (If yes, give details.)
                     Details:

 [_] Yes [_] No 14.  Has the proposed insureds or proposed owner(s), or any individual, trust,         [_] Yes [_] No
                     partnership, corporation or similar or related entity received cash or other financial inducements in connection with this application or the purchase of this insurance?
                     (If "Yes," give details.)
                     Details:

                15.  State in detail what bona fide need the proposed owner(s) or proposed insureds has for this insurance. (Attach additional statements or documentation if necessary.)

OL4312NY                              7 of 8                               5-08

Section XIV - Authorization To Obtain Information

I authorize any licensed physician, health care practitioner, hospital, medical laboratory, clinic or other medically-related facility, insurance company or the Medical Information Bureau (MIB), having any records or knowledge of me or my health, to provide any such information to Phoenix Life Insurance Company, (Phoenix) its affiliated insurers or its reinsurers. The information requested may include information regarding diagnosis and treatment of physical or mental conditions, including consultations occurring after the date this authorization is signed. I authorize any of the above sources to release to the Company or its reinsurers any of my information relating to mental health care.

Medical information will be used only for the purpose of risk evaluation and determining eligibility for benefits under any policies issued. Phoenix may disclose information it has obtained to others as permitted or required by law, including the MIB, our reinsurers and other persons or entities performing business or legal services in connection with this application, any contract issued pursuant to it or in connection with the determination of eligibility for benefits under an existing policy. Information that is not personally identifiable may be used for insurance statistical studies.

To facilitate rapid submission of information, I authorize all of the above sources, except MIB, to give such records or knowledge to any agency employed by Phoenix to collect and transmit such information.

I authorize consumer reporting agencies, insurance companies, motor vehicle departments, life expectancy providers, my attorneys, accountants and business associates and the MIB to provide any information to Phoenix or its reinsurers that may affect my insurability. This includes information regarding my occupation, participation in hazardous activities, motor vehicle record, finances, and other insurance coverage in place.

I acknowledge that I have received a copy of the Notice of Information Practices, including information about Investigative Consumer Reports and the Medical Information Bureau. I authorize the preparation of an investigative consumer report. I understand that upon written request, I am entitled to receive a copy of the investigative consumer report.

This authorization shall continue to be valid for 24 months from the date it is signed unless otherwise required by law. A photocopy of this signed authorization shall be as valid as the original. This authorization may be revoked by writing to Phoenix prior to the time the insurance coverage has been placed in force. I understand my authorized representative or I may receive a copy of this authorization on request.

[_] I do [_] I do not (check one) require that I be interviewed in connection with any investigative consumer report that may be prepared.

Section XV - Signature

I have reviewed this application, and the statements made herein are those of the proposed insureds and all such statements made by the proposed insureds in
Part I and Part II of this application are full, complete, and true to the best knowledge and belief of the undersigneds and have been correctly recorded.

I understand that 1) no statement made to, or information acquired by any Licensed Producer who takes this application, shall bind the Company unless stated in Part I and/or Part II of this application, and 2) the Licensed Producer has no authority to make, modify, alter or discharge any contract thereby applied for.

I understand and agree that the insurance applied for shall not take effect unless and until each of the following has occurred: 1) the policy has been issued by the Company; 2) the premium required for issuance of the policy has been paid in full during the lifetime of the insureds; 3) all the representations made in the application remain true, complete and accurate as of the date the policy is delivered; 4) the Insureds are alive when the policy is delivered, and 5) as of the date of delivery of the policy, to the best of the proposed insureds' knowledge and belief, there has been no change in the health of any proposed insureds that would change the answers to any of the questions in the application.

This application is attached to and made a part of the policy.

Under penalty of perjury, I confirm that 1) the Social Security or Tax Identification Number shown is correct, and 2) that I am not subject to back-up withholding.

First Proposed Insured's       State Signed In  Witness Signature (Must be signed   Date (mm/dd/yyyy)
Signature                                       in presence of Proposed Insured)

Second Proposed Insured's      State Signed In  Witness Signature (Must be signed   Date (mm/dd/yyyy)
Signature                                       in presence of Proposed Insured)

Owner's Signature (if other    State Signed In  Witness Signature (Must be signed   Date (mm/dd/yyyy)
than                                            in presence of Proposed Insured)
Proposed Insureds)

Owner's Signature (if other    State Signed In  Witness Signature (Must be signed   Date (mm/dd/yyyy)
than                                            in presence of Proposed Insured)
Proposed Insureds)

The Producer hereby confirms he/she has truly and accurately recorded on the application the information supplied by the Proposed Insured; and that he/she is qualified and authorized to discuss the contract herein applied for.

Licensed Producer's Name (Print First, Middle, Last)  Licensed Producer's Email Address

Licensed Producer's Signature      Date (mm/dd/yyyy)  Licensed Producer's I.D. #    Licensed Producer's Telephone #
                                                                                    (       )

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